OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2018
Other Income And Expenses [Abstract]
Schedule of components of other income, net
	Years ended December 31,
	2018	2017	2016
	(in thousands)
Foreign exchange gains (loss)	$(2,610)	$619	$1,459
Gain from the currency translation adjustment	—	1,703	38
Tax reversal for expiration of the statute of limitations(1)	—	—	807
Reversal of water conservancy fund	468	—	—
Gain on liquidation of subsidiary(3)	909	—	—
Realized investment gain(2)	—	—	83
Other	589	654	361
Total	$(644)	$2,976	$2,748

(1)

When the Company divested its Korean subsidiary in 2009, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax positions arising in the periods before the divestiture. In 2016, approximately $0.8 million of such tax reserve was released due to expiration of statute of limitations.

(2)

The Company received 124,395 shares of Inphi on November 14, 2014 to exchange for the 1% interest in Cortina. Management assessed the shares and classified them as available-for-sale securities and subject to fair value accounting. In the first quarter of 2015, the Company sold the 124,395 shares of Inphi stock for a total cash consideration of $2.4 million, which resulted in a realized gain of $0.6 million in Other Income. In the second quarter of 2015, the Company also received $0.7 million in cash proceeds in connection with the sale of assets that had a $0 net carrying value, resulting in a realized gain in Other Income. In the fourth quarter of 2015, another $0.3 million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income. In the second quarter of 2016, another $0.1million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income.

(3)     The Company closed the subsidiary of Ireland in June, 2018 and booked $0.9 million disposal gain.